Exhibit 99.1

EDGAR Online Form 8K

US-Equity-SecurityMrgr- Mand (USD $)	Jun. 23, 2010	Jun. 23, 2010	Jun. 23, 2010	Jun. 23, 2010	Mapped Tags
Securities Merger [Member] | United States [Member] | Equity [Member] | Security Holder Action is not Required (Mandatory) [Member]					ca: Securities Merger Member; ca: United States Member; ca: Equity Member; ca: Mandatory Member
Corporate Action Event [Text Block]					ca: Issuer Taxonomy View Text Block

SECURITIES AND EXCHANGE

COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 23, 2010

Date of Report (Date of earliest event reported)

EDGAR Online, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32194	06-1447017
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

50 Washington Street, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip Code)

(203) 852-5666

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 23, 2010, EDGAR Online, Inc. (“EDGAR”) and UBM Acquisition Corp., a Washington corporation and a wholly owned subsidiary of EDGAR (“Acquisition Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with UBMatrix, Inc., a Washington corporation (“UBMatrix”).

Upon the terms and subject to the conditions of the Merger Agreement, Acquisition Sub will merge with and into UBMatrix with UBMatrix surviving as a subsidiary of EDGAR (the “Merger”). At the effective time of the Merger, all of the outstanding shares of capital stock of UBMatrix will be converted into the right to receive an aggregate of 74,379 shares of EDGAR Series C Preferred Stock (“EDGAR Series C Stock”) and an aggregate of 2,685,088 shares of EDGAR common stock (“EDGAR Common Stock”).

Under the Merger Agreement, the stockholders of UBMatrix will receive an initial payment of approximately 74,379 shares of EDGAR Series C Stock and 1,063,046 shares of EDGAR Common Stock. Approximately 1,622,042 shares of EDGAR Common Stock will be paid into escrow to secure the post-closing indemnification obligations of the UBMatrix stockholders. The merger consideration will be adjusted post-closing based on a closing date net cash target of $1.759 million.

The EDGAR Series C Stock and EDGAR Common Stock to be issued at closing will be issued in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). EDGAR will rely on representations made by the securityholders receiving EDGAR Series C Stock that they are acquiring the EDGAR Series C Stock and EDGAR Common Stock for investment and not with a view to the distribution of such shares in violation of applicable securities laws and that they have sufficient knowledge and experience in business and financial matters that they are capable of evaluating the merits and risks of an investment in the shares of EDGAR Series C Stock and EDGAR Common Stock, among others.

EDGAR and UBMatrix have agreed to customary representations, warranties and covenants in the Merger Agreement, including, among others, pre-closing covenants by UBMatrix to use best commercially practicable efforts to preserve its relations and goodwill with customers and not to engage in certain kinds of transactions without the consent of EDGAR.

The completion of the Merger is subject to customary closing conditions, including the approval of the holders of a majority of the voting power of the shares of EDGAR common stock and preferred stock.

EDGAR and UBMatrix will each bear its costs and expenses incurred in connection with the Merger.

This description of the Merger Agreement is only a summary and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

In connection with the Merger Agreement, on June 23, 2010, the Company entered into a Series C Preferred Stock Purchase Agreement (the “Purchase Agreement”) with Draper Fisher Jurvetson Fund VIII, L.P., Draper Fisher Jurvetson Partners VIII, LLC and Draper Associates L.P., providing for the issuance and sale of up to 12,637 shares of the Company’s Series C Convertible Preferred Stock at a purchase price of $100.00 per share (the “Series C Preferred Stock”). Each share of Series C Preferred Stock shall be convertible into a number of shares of the Company’s common stock determined by dividing the sum of the purchase price per share plus accrued dividends by an initial conversion price of $1.4481 per share, subject to adjustment. The holders of the Series C Preferred Stock shall be entitled to the number of votes equal to the number of shares of common stock into which such holder’s Series B Preferred Stock are convertible. The issuance will be made pursuant to Section 4(2) of the Securities Act of 1933, as amended. The Series C Preferred Stock contains a compounding, cumulative 11.44% per annum dividend payable upon conversion of the Series C Preferred Stock. Following January 28, 2015, the dividend shall no longer accrue unless declared by the Board of Directors of the Company. The issuance of the Series C Preferred Stock will occur simultaneously upon the Company’s closing of the Merger. The Purchase Agreement and the Certificate of Designation with respect to the Series C Preferred Stock are filed herewith as Exhibits 10.1 and 3.1 respectively, and are incorporated herein by reference.

Forward-Looking Statements

Certain statements in this report are forward-looking statements which includes all statements other than those made solely with respect to historical fact. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update or revise any forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those contained in the statements, including the following: (a) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (b) the inability to complete the transaction due to the failure to receive approvals or to satisfy other conditions to the transaction; (c) the risk that the proposed transaction disrupts current plans and operations; (d) the risk that anticipated synergies and opportunities as a result of the transaction will not be realized; (e) difficulty or unanticipated expenses in connection with integrating UBMatrix into EDGAR; and (f) the risk that the acquisition does not perform as planned.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosures set forth in Item 1.01 above are incorporated by reference into this Item 3.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Purchase Agreement, the Company designated a new series of preferred stock, the Series C Preferred Stock. A copy of the form of Certificate of Designation of Series C Convertible Preferred Stock, to be filed prior to the Closing of the transactions contemplated above, is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

Exhibit Number	Exhibit Title
2.1	Agreement and Plan of Merger, dated as of June 23, 2010, by and among EDGAR Online, Inc., UBM Acquisition Corp., UBMatrix, Inc. and the Stockholders’ Representative (as defined therein).

3.1	Form of Certificate of Designation of Series C Convertible Preferred Stock of the Company.

10.1	Series C Preferred Stock Purchase Agreement, dated June 23, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2010	EDGAR ONLINE, INC.

/s/ Philip D. Moyer
Philip D. Moyer
Chief Executive Officer and President

EDGAR® is a federally registered trademark of the U. S. Securities and Exchange Commission. EDGAR Online is not affiliated with or approved by the U.S. Securities and Exchange Commission.

EXHIBIT INDEX

Exhibit Number	Exhibit Title

2.1	Agreement and Plan of Merger, dated as of June 23, 2010, by and among EDGAR Online, Inc., UBM Acquisition Corp., UBMatrix, Inc. and the Stockholders’ Representative (as defined therein).

3.1	Form of Certificate of Designation of Series C Convertible Preferred Stock of the Company.

10.1	Series C Preferred Stock Purchase Agreement, dated June 23, 2010.

Source Document Details [Abstract]				ca: Event Source Document Details Abstract
Document Title	AGREEMENT AND PLAN OF MERGER	AGREEMENT AND PLAN OF MERGER	AGREEMENT AND PLAN OF MERGER	ca: Document Title
Document Type			8-K	ca: Document Type
Document Author [Abstract]				ca: Document Author Abstract
Author Company Name	EDGAR Online	EDGAR Online	EDGAR Online	ca: Author Company Name
General Details [Abstract]				ca: Announcement Details Abstract
Event Identifier				ca: Unique Universal Event Identifier
Event Type			Security Merger	ca: Event Type
Sub Event Type				ca: Sub Event Type
Security Holder Elections			Mandatory	ca: Mandatory Voluntary Choice Indicator
Event Confirmation Status			Confirmed	ca: Event Confirmation Status
Details Completeness Status			Incomplete	ca: Event Completeness
Security Issuer Name			UBMATRIX, INC.	ca: Issuer Description
Security Issuer Country of Incorporation			US	ca: Country Of Issuer
Offeror Company Name			EDGAR ONLINE, INC	ca: Offeror Name
Surviving Company Name			UBM ACQUISITION CORP.	ca: Surviving Company
Event Cash Value			$1,759,000	ca: Event Cash Value
Security Description	UB Matrix Common Shares	EDGAR Online Common Stock	Series C Preferred Stock	ca: Security Description

Security Country of Issuance	US			ca: Country Of Issue
Place of Listing		NASD	NONE	ca: Place Of Listing
Dates [Abstract]				ca: Announcement Dates Abstract
Announcement Date			06/23/2010	ca: Announcement Date
Amounts and Rates [Abstract]				ca: Announcement Amounts And Rates Abstract
Number of Shares to be Issued			2759467	ca: Number of Shares to be Issued_nm
Event Indicators and Flags [Abstract]				ca: Announcement Indicators Abstract
Dissenters Rights			FALSE	ca: Dissenters Rights
Domicile Restriction Flag			FALSE	ca: Domicile Restriction Flag
Shareholders Meeting Details [Abstract]				ca: Announcement Meeting Details Abstract
Meeting Date Code			Open	ca: Meeting Date Code
Event Conditions [Abstract]				ca: Announcement Descriptions Names Abstract
Event Conditions			The completion of the Merger is subject to customary closing conditions, including the approval of the holders of a majority of the voting power of the shares of EDGAR common stock and preferred stock	ca: Event Conditions
Regulatory Conditions (other than HSR Act)				ca: Regulatory Conditions Other Than HSR Act
Agent Type			Transfer Agent (Paying Agent)	ca: Agent Type
Agent Name			Wells Fargo Bank, N.A	ca: Agent Name
Option Type			Securities	ca: Option Type
Other Details (free form text)			Under the Merger Agreement, the stockholders of UBMatrix will receive an initial payment of approximately 74,379 shares of EDGAR Series C Stock and 1,063,046 shares of EDGAR Common Stock. Approximately 1,622,042 shares of EDGAR Common Stock will be paid into escrow to secure the post-closing indemnification obligations of the UBMatrix stockholders. The merger consideration will be adjusted post-closing based on a closing date net cash target of $1.759 million.	ca: Option Text

Participation Restrictions				ca: Participation Restrictions
Option Conditions				ca: Option Conditions
Payout Type		Securities	Securities	ca: Payout Type
Resulting Security Details				ca: Security Payout
Payout Security				ca: Payout Security
Security Description			Series C Preferred Stock	ca: Security Description
Place of Listing			NONE	ca: Place Of Listing
Resulting Security Quantity	1,063,046	1,622,042	74,379	ca: Disbursed Quantity
Event Additional Text				ca: Event Additional Text
Terms				ca: Terms
Restrictions			Approximately 1,622,042 shares of EDGAR Common Stock will be paid into escrow to secure the post-closing indemnification obligations of the UBMatrix stockholders. The merger consideration will be adjusted post-closing based on a closing date net cash target of $1.759 million.	ca: Restrictions

US-Equity-SecurityMrgr-Mand	Jun. 23, 2010	Jun. 23, 2010	Jun. 23, 2010	Mapped Tags
Securities Merger [Member] | CUSIP [Member] | United States [Member] | Equity [Member] | Security Holder Action is not Required (Mandatory) [Member]				ca: Securities Merger Member; ca: CUSIP Member; ca: United States Member; ca: Equity Member; ca: Mandatory Member
Security Identifier		27976510		ca: Instrument Identifier